Exhibit 10.6

EXCLUSIVE OPTION AGREEMENT

This Exclusive Option Agreement (this “Agreement”) is entered into in the People’s Republics of China (“PRC”) as of December 22, 2014 by and among the following parties:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC laws (“WFOE”),

(b)                                 Gridsum (Beijing) Management Consultation Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (the “Shareholder”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Shareholder is the enrolled shareholder of Gridsum Holdco, legally holding 42% of the equity interest in Gridsum Holdco.

(b)                                 Pursuant to the Shareholders’ Voting Rights Proxy Agreement dated as of December 22, 2014 among the Shareholder, the WFOE and Gridsum Holdco (the “Proxy Agreement”), the Shareholder has already authorized WFOE or its designatee with full power to exercise on its behalf all of its shareholder’s voting rights in Gridsum Holdco.

(c)                                 The Shareholder, WFOE and Gridsum Holdco entered into an Equity Pledge Agreement dated on December 22, 2014 (the “Pledge Agreement”).

(d)                                 WFOE and Gridsum Holdco entered into an Exclusive Business Cooperation Agreement dated December 22, 2014 (the “Business Cooperation Agreement”, together with the Proxy Agreement, the Pledge Agreement and this Agreement, the “Transaction Agreements”).

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Sale and Purchase of Equity Interest

1.1                               Option Granted

In consideration of WFOE entering into Transaction Documents and, the Shareholder hereby irrevocably grants WFOE an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Gridsum Holdco then held by the Shareholder once or at multiple times at any time in part or in whole at WFOE’s sole and absolute discretion to the extent permitted by PRC laws and at the price described in Article 1.3 herein (the “Equity Interest Purchase Option”). Except for WFOE and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of the Shareholder. Gridsum Holdco hereby agrees to the grant by the Shareholder of the Equity Interest Purchase Option to WFOE. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2                               Steps for Exercise of the Equity Interest Purchase Options

Subject to the provisions of PRC laws and regulations, WFOE may exercise the Equity Interest Purchase Option by issuing a written notice to the Shareholder (the “Equity Interest Purchase Option Notice”), specifying: (i) WFOE’s decision to exercise the Equity Interest Purchase Option; (ii) the portion of equity interests to be purchased from the Shareholder (the “Optioned Interests”); (iii) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests; and (iv) whether WFOE will purchase the Optioned Interests by itself or through the Designee(s).

1.3                               Equity Interest Purchase Price

The equity interest purchase price refers to all the consideration that WFOE and/or the Designee shall pay to the Shareholder for the Optioned Interests in every exercise of the Equity Interest Purchase Option. In every exercise of the Equity Interest Purchase Option by WFOE and/or the Designee, all the purchase prices that WFOE and/or the Designee shall pay to the Shareholder equal to the ratio of the Optioned Interests to the registered capital of Gridsum Holdco multiplied by RMB10.00. Where there is any mandatory provision regarding the then purchase price under the PRC laws, WFOE and/or the Designee shall, in accordance with the PRC laws, have the right to apply the lowest price as provided by the PRC laws as the purchase price.

1.4                               Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Options:

(a)                                 Gridsum Holdco shall and the Shareholder shall cause Gridsum Holdco to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving the Shareholder’s transfer of the Optioned Interests to WFOE and/or the Designee(s);

(b)                                 In case of exercise of the Equity Interest Purchase Option by WFOE, the Shareholder shall obtain written statements from the other shareholders of Gridsum Holdco giving consent to the transfer of the equity interest to WFOE and/or the Designee(s) and waiving any right of first refusal related thereto.

(c)                                  In case of exercise of the Equity Interest Purchase Option by WFOE, the Shareholder shall execute a share transfer contract with respect to each transfer with WFOE and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

(d)                                 The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to WFOE and/or the Designee(s), and cause WFOE and/or the Designee(s) to become the registered owner(s) of the Optioned Interests, free from any third party interest. For the purpose of this Article and this Agreement, the “third party interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements or right restrictions, but shall be deemed to exclude any security interest created by this Agreement and Pledge Agreement.

Article 2 Covenants

2.1                               The Shareholder (as the shareholder of Gridsum Holdco) and Gridsum Holdco hereby covenant as follows:

(a)                                 without WFOE’s prior written consent, not to supplement, change or amend its articles of association, to increase or decrease its registered capital, or to change its capital structure in any manner;

(b)                                 to maintain and operate its business activities prudently and effectively according to good financial and business standards;

(c)                                  without WFOE’s prior written consent, not to sell, transfer, mortgage, or dispose of in any other manner, or to create other security interest on, any of its assets, business or legal right to collect interests;

(d)                                 without WFOE’s prior written consent, not to create, succeed to, guarantee or permit any debt, except (i) the debt arising in the course of the ordinary or daily business operation, and (ii) the debt agreed to or confirmed by the WFOE in writing;

(e)                                  to operate persistently all the business of Gridsum Holdco and to maintain the value of its assets;

(f)                                   without WFOE’s prior written consent, not to enter into any material contract (a contract will be deemed material if its value exceeds RMB1,000,000);

(g)                                  not to provide loan or credit to any person without WFOE’s prior written consent;

(h)                                 to provide to WFOE information concerning all of its operation and financial affairs upon WFOE’s request;

(i)                                     to purchase insurance from insurance companies acceptable to WFOE in such amounts and of the kinds as are customarily carried and insured against by companies doing similar business and having similar assets in the place where Gridsum Holdco is located;

(j)                                    not to merger or combine with, buy or invest in, any other person without WFOE’s prior written consent

(k)                                 to inform promptly WFOE of any pending or threatened litigation, arbitration, administrative proceedings or other legal proceedings concerning the assets, business or income of Gridsum Holdco;

(l)                                     to execute all necessary or appropriate documents, to take all necessary or appropriate action and to bring all necessary or appropriate lawsuits or to make all necessary and appropriate defence against all claims, in order to maintain Gridsum Holdco’s ownership of all its assets;

(m)                             without WFOE’s prior written consent, not to distribute dividends to each shareholder in any form, provided however, that Gridsum Holdco shall promptly distribute all its distributable profits to each of its shareholders upon WFOE’s request;

(n)                                 to appoint a Designee to be the director of Gridsum Holdco upon WFOE’s request; and

(o)                                 to comply strictly with the terms of the this Agreement and the Business Cooperation Agreement, and to refrain from any action or omission that may affect the effectiveness and enforceability of this Agreement and the Business Cooperation Agreement.

2.2                               The Shareholder covenants that during the term of this Agreement, it shall:

(a)                                 not to sell, transfer, mortgage, dispose of in any other manner, or create other security interest on, any of its legal or beneficial interest in the equity interests in Gridsum Holdco without WFOE’s prior written consent, except in accordance with the terms of the Pledge Agreement;

(b)                                 cause any shareholder’s meeting and/or the board of directors of Gridsum Holdco not to approve the sale, transfer, mortgage, disposition in any other manner, or creation of other security interest on, any of the Shareholder’s legal or beneficial interest in the equity interests in Gridsum Holdco without WFOE’s prior written consent, except that the counter party is WFOE or a Designee;

(c)                                  cause any shareholder’s meeting and/or the board of directors of Gridsum Holdco not to approve the merger or combination with, acquisition of or investment in, any person without WFOE’s prior written consent;

(d)                                 promptly inform WFOE of the pending or threatened litigation, arbitration, administrative proceedings or other legal proceedings concerning the equity interests in Gridsum Holdco held by the Shareholder;

(e)                                  execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defence against all claims, in order to maintain the Shareholder’s ownership of its equity interests in Gridsum Holdco;

(f)                                   without WFOE’s prior written consent, refrain from any action or omission that may have a material adverse effect on the assets, business and liabilities of Gridsum Holdco;

(g)                                  appoint any person to be the director of Gridsum Holdco at the request of WFOE;

(h)                                 to the extent permitted by the applicable PRC laws, at the request of WFOE at any time, promptly and unconditionally transfer all of the equity interests in Gridsum Holdco held by the Shareholder to WFOE or one or more Designees at any time and cause the other shareholder(s) of Gridsum Holdco to waive its/their right of first refusal to purchase the Shareholder’s equity interests in Gridsum Holdco;

(i)                                     to the extent permitted by the applicable PRC laws, at the request of WFOE at any time, cause the other shareholder(s) of Gridsum Holdco to promptly and unconditionally transfer all equity of such other shareholder(s) in Gridsum Holdco to WFOE or one or more Designees at any time, and the Shareholder hereby waives its right of first refusal with respect to the equity transfer described in this article;

(j)                                    comply strictly with the terms of this Agreement, Pledge Agreement, Loan Agreement and Proxy Agreement, fully perform all obligations under such agreements and refrain from any action or omission that may affect the effectiveness and enforceability of such agreements.

Article 3 Representations and Warranties

The Shareholder and Gridsum Holdco hereby represent and warrant to WFOE, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1                               They have the authorization to execute and deliver this Agreement, any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder, and to perform their obligations under this Agreement and any share transfer contracts. The Shareholder and Gridsum Holdco agree to enter into share transfer contracts consistent with the terms of this Agreement upon WFOE’s exercise of the Equity Purchase Options. This Agreement and the share transfer contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                               The execution and delivery of this Agreement or any share transfer contracts and the obligations under this Agreement or any share transfer contracts shall not: (i) cause any violation of any applicable PRC laws; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Gridsum Holdco; (iii) cause the violation of any contracts or instruments to which they are parties or which are binding on them, or constitute any breach under any contracts or instruments to which they are parties or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3                               The Shareholder has a good and merchantable title to the equity interests in Gridsum Holdco it holds. Except for Pledge Agreement, the Shareholder has not placed any security interest on such equity interests;

3.4                               Gridsum Holdco does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to WFOE for which WFOE’s written consent has been obtained;

3.5                               The Shareholder and Gridsum Holdco has complied with all applicable PRC laws and regulations to equity interest acquisition; and

3.6                               There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Gridsum Holdco, assets of Gridsum Holdco or Gridsum Holdco.

Article 4 Term of Agreement

This Agreement shall become effective upon the date hereof, and remain effective for a term of ten (10) years, and may be renewed at WFOE’s election.

Article 5 Notice

5.1                               Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

5.2                               The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile, or when it is delivered if received in person, or when five (5) days have elapsed after posting if posted by mail.

Article 6 Miscellaneous

6.1                               This Agreement is written in both Chinese and English language in three (3) original copies, with each involved Party holding one (1) copy hereof with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

6.2                               The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

6.3                               Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

6.4                               Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

6.5                               Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

6.6                               The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions hereof.

6.7                               Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

6.8                               Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

6.9                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

6.10                        In respect of the Shareholder and Gridsum Holdco, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from WFOE; WFOE shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholder.

6.11                        This Agreement shall be binding on its legal successors of the Parties.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first here above written.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

Gridsum (Beijing) Management Consultation Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

EXCLUSIVE OPTION AGREEMENT

This Exclusive Option Agreement (this “Agreement”) is entered into in the People’s Republics of China (“PRC”) as of December 22, 2014 by and among the following parties:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC laws (“WFOE”),

(b)                                 QI Guosheng, a PRC citizen with ID card number: [ID number] (the “Shareholder”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Shareholder is the enrolled shareholder of Gridsum Holdco, legally holding 51% of the equity interest in Gridsum Holdco.

(b)                                 Pursuant to the Shareholders’ Voting Rights Proxy Agreement dated as of December 22, 2014 among the Shareholder, the WFOE and Gridsum Holdco (the “Proxy Agreement”), the Shareholder has already authorized WFOE or its designatee with full power to exercise on his/her behalf all of his/her shareholder’s voting rights in Gridsum Holdco.

(c)                                 The Shareholder, WFOE and Gridsum Holdco entered into an Equity Pledge Agreement dated on December 22, 2014 (the “Pledge Agreement”).

(d)                                 WFOE and Gridsum Holdco entered into an Exclusive Business Cooperation Agreement dated December 22, 2014 (the “Business Cooperation Agreement”, together with the Proxy Agreement, the Pledge Agreement and this Agreement, the “Transaction Agreements”).

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Sale and Purchase of Equity Interest

1.1                               Option Granted

In consideration of WFOE entering into Transaction Documents and, the Shareholder hereby irrevocably grants WFOE an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Gridsum Holdco then held by the Shareholder once or at multiple times at any time in part or in whole at WFOE’s sole and absolute discretion to the extent permitted by PRC laws and at the price described in Article 1.3 herein (the “Equity Interest Purchase Option”). Except for WFOE and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of the Shareholder. Gridsum Holdco hereby agrees to the grant by the Shareholder of the Equity Interest Purchase Option to WFOE. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2                               Steps for Exercise of the Equity Interest Purchase Options

Subject to the provisions of PRC laws and regulations, WFOE may exercise the Equity Interest Purchase Option by issuing a written notice to the Shareholder (the “Equity Interest Purchase Option Notice”), specifying: (i) WFOE’s decision to exercise the Equity Interest Purchase Option; (ii) the portion of equity interests to be purchased from the Shareholder (the “Optioned Interests”); (iii) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests; and (iv) whether WFOE will purchase the Optioned Interests by itself or through the Designee(s).

1.3                               Equity Interest Purchase Price

The equity interest purchase price refers to all the consideration that WFOE and/or the Designee shall pay to the Shareholder for the Optioned Interests in every exercise of the Equity Interest Purchase Option. In every exercise of the Equity Interest Purchase Option by WFOE and/or the Designee, all the purchase prices that WFOE and/or the Designee shall pay to the Shareholder equal to the ratio of the Optioned Interests to the registered capital of Gridsum Holdco multiplied by RMB10.00. Where there is any mandatory provision regarding the then purchase price under the PRC laws, WFOE and/or the Designee shall, in accordance with the PRC laws, have the right to apply the lowest price as provided by the PRC laws as the purchase price.

1.4                               Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Options:

(a)                                 Gridsum Holdco shall and the Shareholder shall cause Gridsum Holdco to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving the Shareholder’s transfer of the Optioned Interests to WFOE and/or the Designee(s);

(b)                                 In case of exercise of the Equity Interest Purchase Option by WFOE, the Shareholder shall obtain written statements from the other shareholders of Gridsum Holdco giving consent to the transfer of the equity interest to WFOE and/or the Designee(s) and waiving any right of first refusal related thereto.

(c)                                  In case of exercise of the Equity Interest Purchase Option by WFOE, the

Shareholder shall execute a share transfer contract with respect to each transfer with WFOE and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

(d)                                 The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to WFOE and/or the Designee(s), and cause WFOE and/or the Designee(s) to become the registered owner(s) of the Optioned Interests, free from any third party interest. For the purpose of this Article and this Agreement, the “third party interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements or right restrictions, but shall be deemed to exclude any security interest created by this Agreement and Pledge Agreement.

Article 2 Covenants

2.1                               The Shareholder (as the shareholder of Gridsum Holdco) and Gridsum Holdco hereby covenant as follows:

(a)                                 without WFOE’s prior written consent, not to supplement, change or amend its articles of association, to increase or decrease its registered capital, or to change its capital structure in any manner;

(b)                                 to maintain and operate its business activities prudently and effectively according to good financial and business standards;

(c)                                  without WFOE’s prior written consent, not to sell, transfer, mortgage, or dispose of in any other manner, or to create other security interest on, any of its assets, business or legal right to collect interests;

(d)                                 without WFOE’s prior written consent, not to create, succeed to, guarantee or permit any debt, except (i) the debt arising in the course of the ordinary or daily business operation, and (ii) the debt agreed to or confirmed by the WFOE in writing;

(e)                                  to operate persistently all the business of Gridsum Holdco and to maintain the value of its assets;

(f)                                   without WFOE’s prior written consent, not to enter into any material contract (a contract will be deemed material if its value exceeds RMB1,000,000);

(g)                                  not to provide loan or credit to any person without WFOE’s prior written consent;

(h)                                 to provide to WFOE information concerning all of its operation and financial affairs upon WFOE’s request;

(i)                                     to purchase insurance from insurance companies acceptable to WFOE in such amounts and of the kinds as are customarily carried and insured against by companies doing similar business and having similar assets in the place where Gridsum Holdco is located;

(j)                                    not to merger or combine with, buy or invest in, any other person without WFOE’s prior written consent

(k)                                 to inform promptly WFOE of any pending or threatened litigation, arbitration, administrative proceedings or other legal proceedings concerning the assets, business or income of Gridsum Holdco;

(l)                                     to execute all necessary or appropriate documents, to take all necessary or appropriate action and to bring all necessary or appropriate lawsuits or to make all necessary and appropriate defence against all claims, in order to maintain Gridsum Holdco’s ownership of all its assets;

(m)                             without WFOE’s prior written consent, not to distribute dividends to each shareholder in any form, provided however, that Gridsum Holdco shall promptly distribute all its distributable profits to each of its shareholders upon WFOE’s request;

(n)                                 to appoint a Designee to be the director of Gridsum Holdco upon WFOE’s request; and

(o)                                 to comply strictly with the terms of the this Agreement and the Business Cooperation Agreement, and to refrain from any action or omission that may affect the effectiveness and enforceability of this Agreement and the Business Cooperation Agreement.

2.2                               The Shareholder covenants that during the term of this Agreement, he/she shall:

(a)                                 not to sell, transfer, mortgage, dispose of in any other manner, or create other security interest on, any of its legal or beneficial interest in the equity interests in Gridsum Holdco without WFOE’s prior written consent, except in accordance with the terms of the Pledge Agreement;

(b)                                 cause any shareholder’s meeting and/or the board of directors of Gridsum Holdco not to approve the sale, transfer, mortgage, disposition in any other manner, or creation of other security interest on, any of the Shareholder’s legal or beneficial interest in the equity interests in Gridsum Holdco without WFOE’s prior written consent, except that the counter party is WFOE or a Designee;

(c)                                  cause any shareholder’s meeting and/or the board of directors of Gridsum Holdco not to approve the merger or combination with, acquisition of or investment in, any person without WFOE’s prior written consent;

(d)                                 promptly inform WFOE of the pending or threatened litigation, arbitration, administrative proceedings or other legal proceedings concerning the equity interests in Gridsum Holdco held by the Shareholder;

(e)                                  execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defence against all claims, in order to maintain the Shareholder’s ownership of his/her equity interests in Gridsum Holdco;

(f)                                   without WFOE’s prior written consent, refrain from any action or omission that may have a material adverse effect on the assets, business and liabilities of Gridsum Holdco;

(g)                                  appoint any person to be the director of Gridsum Holdco at the request of WFOE;

(h)                                 to the extent permitted by the applicable PRC laws, at the request of WFOE at any time, promptly and unconditionally transfer all of the equity interests in Gridsum Holdco held by the Shareholder to WFOE or one or more Designees at any time and cause the other shareholder(s) of Gridsum Holdco to waive its/their right of first refusal to purchase the Shareholder’s equity interests in Gridsum Holdco;

(i)                                     to the extent permitted by the applicable PRC laws, at the request of WFOE at any time, cause the other shareholder(s) of Gridsum Holdco to promptly and unconditionally transfer all equity of such other shareholder(s) in Gridsum Holdco to WFOE or one or more Designees at any time, and the Shareholder hereby waives his/her right of first refusal with respect to the equity transfer described in this article;

(j)                                    comply strictly with the terms of this Agreement, Pledge Agreement, Loan Agreement and Proxy Agreement, fully perform all obligations under such agreements and refrain from any action or omission that may affect the effectiveness and enforceability of such agreements.

Article 3 Representations and Warranties

The Shareholder and Gridsum Holdco hereby represent and warrant to WFOE, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1                               They have the authorization to execute and deliver this Agreement, any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder, and to perform their obligations under this Agreement and any share transfer contracts. The Shareholder and Gridsum Holdco agree to enter into share transfer contracts consistent with the terms of this Agreement upon WFOE’s exercise of the Equity Purchase Options. This Agreement and the share transfer contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                               The execution and delivery of this Agreement or any share transfer contracts and the obligations under this Agreement or any share transfer contracts shall not: (i) cause any violation of any applicable PRC laws; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Gridsum Holdco; (iii) cause the violation of any contracts or instruments to which they are parties or which are binding on them, or constitute any breach under any contracts or instruments to which they are parties or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3                               The Shareholder has a good and merchantable title to the equity interests in Gridsum Holdco he/she holds. Except for Pledge Agreement, the Shareholder has not placed any security interest on such equity interests;

3.4                               Gridsum Holdco does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to WFOE for which WFOE’s written consent has been obtained;

3.5                               The Shareholder and Gridsum Holdco has complied with all applicable PRC laws and regulations to equity interest acquisition; and

3.6                               There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Gridsum Holdco, assets of Gridsum Holdco or Gridsum Holdco.

Article 4 Term of Agreement

This Agreement shall become effective upon the date hereof, and remain effective for a term of ten (10) years, and may be renewed at WFOE’s election.

Article 5 Notice

5.1                               Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

5.2                               The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile, or when it is delivered if received in person, or when five (5) days have elapsed after posting if posted by mail.

Article 6 Miscellaneous

6.1                               This Agreement is written in both Chinese and English language in three (3) original copies, with each involved Party holding one (1) copy hereof with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

6.2                               The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

6.3                               Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

6.4                               Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

6.5                               Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

6.6                               The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions hereof.

6.7                               Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

6.8                               Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

6.9                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

6.10                        In respect of the Shareholder and Gridsum Holdco, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from WFOE; WFOE shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholder.

6.11                        This Agreement shall be binding on its legal successors of the Parties.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first here above written.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

QI Guosheng

Signature:	/s/Qi Guosheng

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

EXCLUSIVE OPTION AGREEMENT

This Exclusive Option Agreement (this “Agreement”) is entered into in the People’s Republics of China (“PRC”) as of December 22, 2014 by and among the following parties:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC laws (“WFOE”),

(b)                                 YU Guofa, a PRC citizen with ID card number: [ID number] (the “Shareholder”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Shareholder is the enrolled shareholder of Gridsum Holdco, legally holding 7% of the equity interest in Gridsum Holdco.

(b)                                 Pursuant to the Shareholders’ Voting Rights Proxy Agreement dated as of December 22, 2014 among the Shareholder, the WFOE and Gridsum Holdco (the “Proxy Agreement”), the Shareholder has already authorized WFOE or its designatee with full power to exercise on his/her behalf all of his/her shareholder’s voting rights in Gridsum Holdco.

(c)                                 The Shareholder, WFOE and Gridsum Holdco entered into an Equity Pledge Agreement dated on December 22, 2014 (the “Pledge Agreement”).

(d)                                 WFOE and Gridsum Holdco entered into an Exclusive Business Cooperation Agreement dated December 22, 2014 (the “Business Cooperation Agreement”, together with the Proxy Agreement, the Pledge Agreement and this Agreement, the “Transaction Agreements”).

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Sale and Purchase of Equity Interest

1.1                               Option Granted

In consideration of WFOE entering into Transaction Documents and, the Shareholder hereby irrevocably grants WFOE an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Gridsum Holdco then held by the Shareholder once or at multiple times at any time in part or in whole at WFOE’s sole and absolute discretion to the extent permitted by PRC laws and at the price described in Article 1.3 herein (the “Equity Interest Purchase Option”). Except for WFOE and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of the Shareholder. Gridsum Holdco hereby agrees to the grant by the Shareholder of the Equity Interest Purchase Option to WFOE. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2                               Steps for Exercise of the Equity Interest Purchase Options

Subject to the provisions of PRC laws and regulations, WFOE may exercise the Equity Interest Purchase Option by issuing a written notice to the Shareholder (the “Equity Interest Purchase Option Notice”), specifying: (i) WFOE’s decision to exercise the Equity Interest Purchase Option; (ii) the portion of equity interests to be purchased from the Shareholder (the “Optioned Interests”); (iii) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests; and (iv) whether WFOE will purchase the Optioned Interests by itself or through the Designee(s).

1.3                               Equity Interest Purchase Price

The equity interest purchase price refers to all the consideration that WFOE and/or the Designee shall pay to the Shareholder for the Optioned Interests in every exercise of the Equity Interest Purchase Option. In every exercise of the Equity Interest Purchase Option by WFOE and/or the Designee, all the purchase prices that WFOE and/or the Designee shall pay to the Shareholder equal to the ratio of the Optioned Interests to the registered capital of Gridsum Holdco multiplied by RMB10.00. Where there is any mandatory provision regarding the then purchase price under the PRC laws, WFOE and/or the Designee shall, in accordance with the PRC laws, have the right to apply the lowest price as provided by the PRC laws as the purchase price.

1.4                               Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Options:

(a)                                 Gridsum Holdco shall and the Shareholder shall cause Gridsum Holdco to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving the Shareholder’s transfer of the Optioned Interests to WFOE and/or the Designee(s);

(b)                                 In case of exercise of the Equity Interest Purchase Option by WFOE, the Shareholder shall obtain written statements from the other shareholders of Gridsum Holdco giving consent to the transfer of the equity interest to WFOE and/or the Designee(s) and waiving any right of first refusal related thereto.

(c)                                  In case of exercise of the Equity Interest Purchase Option by WFOE, the

Shareholder shall execute a share transfer contract with respect to each transfer with WFOE and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

(d)                                 The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to WFOE and/or the Designee(s), and cause WFOE and/or the Designee(s) to become the registered owner(s) of the Optioned Interests, free from any third party interest. For the purpose of this Article and this Agreement, the “third party interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements or right restrictions, but shall be deemed to exclude any security interest created by this Agreement and Pledge Agreement.

Article 2 Covenants

2.1                               The Shareholder (as the shareholder of Gridsum Holdco) and Gridsum Holdco hereby covenant as follows:

(a)                                 without WFOE’s prior written consent, not to supplement, change or amend its articles of association, to increase or decrease its registered capital, or to change its capital structure in any manner;

(b)                                 to maintain and operate its business activities prudently and effectively according to good financial and business standards;

(c)                                  without WFOE’s prior written consent, not to sell, transfer, mortgage, or dispose of in any other manner, or to create other security interest on, any of its assets, business or legal right to collect interests;

(d)                                 without WFOE’s prior written consent, not to create, succeed to, guarantee or permit any debt, except (i) the debt arising in the course of the ordinary or daily business operation, and (ii) the debt agreed to or confirmed by the WFOE in writing;

(e)                                  to operate persistently all the business of Gridsum Holdco and to maintain the value of its assets;

(f)                                   without WFOE’s prior written consent, not to enter into any material contract (a contract will be deemed material if its value exceeds RMB1,000,000);

(g)                                  not to provide loan or credit to any person without WFOE’s prior written consent;

(h)                                 to provide to WFOE information concerning all of its operation and financial affairs upon WFOE’s request;

(i)                                     to purchase insurance from insurance companies acceptable to WFOE in such amounts and of the kinds as are customarily carried and insured against by companies doing similar business and having similar assets in the place where Gridsum Holdco is located;

(j)                                    not to merger or combine with, buy or invest in, any other person without WFOE’s prior written consent

(k)                                 to inform promptly WFOE of any pending or threatened litigation, arbitration, administrative proceedings or other legal proceedings concerning the assets, business or income of Gridsum Holdco;

(l)                                     to execute all necessary or appropriate documents, to take all necessary or appropriate action and to bring all necessary or appropriate lawsuits or to make all necessary and appropriate defence against all claims, in order to maintain Gridsum Holdco’s ownership of all its assets;

(m)                             without WFOE’s prior written consent, not to distribute dividends to each shareholder in any form, provided however, that Gridsum Holdco shall promptly distribute all its distributable profits to each of its shareholders upon WFOE’s request;

(n)                                 to appoint a Designee to be the director of Gridsum Holdco upon WFOE’s request; and

(o)                                 to comply strictly with the terms of the this Agreement and the Business Cooperation Agreement, and to refrain from any action or omission that may affect the effectiveness and enforceability of this Agreement and the Business Cooperation Agreement.

2.2                               The Shareholder covenants that during the term of this Agreement, he/she shall:

(a)                                 not to sell, transfer, mortgage, dispose of in any other manner, or create other security interest on, any of its legal or beneficial interest in the equity interests in Gridsum Holdco without WFOE’s prior written consent, except in accordance with the terms of the Pledge Agreement;

(b)                                 cause any shareholder’s meeting and/or the board of directors of Gridsum Holdco not to approve the sale, transfer, mortgage, disposition in any other manner, or creation of other security interest on, any of the Shareholder’s legal or beneficial interest in the equity interests in Gridsum Holdco without WFOE’s prior written consent, except that the counter party is WFOE or a Designee;

(c)                                  cause any shareholder’s meeting and/or the board of directors of Gridsum Holdco not to approve the merger or combination with, acquisition of or investment in, any person without WFOE’s prior written consent;

(d)                                 promptly inform WFOE of the pending or threatened litigation, arbitration, administrative proceedings or other legal proceedings concerning the equity interests in Gridsum Holdco held by the Shareholder;

(e)                                  execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defence against all claims, in order to maintain the Shareholder’s ownership of his/her equity interests in Gridsum Holdco;

(f)                                   without WFOE’s prior written consent, refrain from any action or omission that may have a material adverse effect on the assets, business and liabilities of Gridsum Holdco;

(g)                                  appoint any person to be the director of Gridsum Holdco at the request of WFOE;

(h)                                 to the extent permitted by the applicable PRC laws, at the request of WFOE at any time, promptly and unconditionally transfer all of the equity interests in Gridsum Holdco held by the Shareholder to WFOE or one or more Designees at any time and cause the other shareholder(s) of Gridsum Holdco to waive its/their right of first refusal to purchase the Shareholder’s equity interests in Gridsum Holdco;

(i)                                     to the extent permitted by the applicable PRC laws, at the request of WFOE at any time, cause the other shareholder(s) of Gridsum Holdco to promptly and unconditionally transfer all equity of such other shareholder(s) in Gridsum Holdco to WFOE or one or more Designees at any time, and the Shareholder hereby waives his/her right of first refusal with respect to the equity transfer described in this article;

(j)                                    comply strictly with the terms of this Agreement, Pledge Agreement, Loan Agreement and Proxy Agreement, fully perform all obligations under such agreements and refrain from any action or omission that may affect the effectiveness and enforceability of such agreements.

Article 3 Representations and Warranties

The Shareholder and Gridsum Holdco hereby represent and warrant to WFOE, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1                               They have the authorization to execute and deliver this Agreement, any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder, and to perform their obligations under this Agreement and any share transfer contracts. The Shareholder and Gridsum Holdco agree to enter into share transfer contracts consistent with the terms of this Agreement upon WFOE’s exercise of the Equity Purchase Options. This Agreement and the share transfer contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                               The execution and delivery of this Agreement or any share transfer contracts and the obligations under this Agreement or any share transfer contracts shall not: (i) cause any violation of any applicable PRC laws; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Gridsum Holdco; (iii) cause the violation of any contracts or instruments to which they are parties or which are binding on them, or constitute any breach under any contracts or instruments to which they are parties or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3                               The Shareholder has a good and merchantable title to the equity interests in Gridsum Holdco he/she holds. Except for Pledge Agreement, the Shareholder has not placed any security interest on such equity interests;

3.4                               Gridsum Holdco does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to WFOE for which WFOE’s written consent has been obtained;

3.5                               The Shareholder and Gridsum Holdco has complied with all applicable PRC laws and regulations to equity interest acquisition; and

3.6                               There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Gridsum Holdco, assets of Gridsum Holdco or Gridsum Holdco.

Article 4 Term of Agreement

This Agreement shall become effective upon the date hereof, and remain effective for a term of ten (10) years, and may be renewed at WFOE’s election.

Article 5 Notice

5.1                               Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

5.2                               The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile, or when it is delivered if received in person, or when five (5) days have elapsed after posting if posted by mail.

Article 6 Miscellaneous

6.1                               This Agreement is written in both Chinese and English language in three (3) original copies, with each involved Party holding one (1) copy hereof with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

6.2                               The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

6.3                               Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

6.4                               Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

6.5                               Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

6.6                               The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions hereof.

6.7                               Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

6.8                               Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

6.9                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

6.10                        In respect of the Shareholder and Gridsum Holdco, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from WFOE; WFOE shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholder.

6.11                        This Agreement shall be binding on its legal successors of the Parties.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first here above written.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

YU Guofa

Signature:	/s/Yu Guofa

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title: